Kemper-Dreman
High Return Fund

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 1995

Seeks to achieve a high rate of total return

 " ...We owned some of the best stocks in two or three of the top-performing sectors of the S&P 500..."

Table of
Contents

3
General
Economic Overview
5
Performance Update
8
Terms to Know
9
Industry Sectors
10
Individual Holdings
11
Portfolio of
Investments
13
Report of
Independent Auditors
14
Financial Statements
16
Notes to
Financial Statements
20
Financial Highlights

At A Glance

Kemper-Dreman High Return Fund total return for the year ended December 31, 1995 (unadjusted for any sales charge) is shown below. Please note that Class B and C Shares' one year returns are not available due to their inception date of September 11, 1995.




                                               LIPPER
                                            EQUITY INCOME
                                            FUNDS CATEGORY
                      CLASS A                  AVERAGE*
--------------------------------------------------------------------------------
                      46.86%                30.17%


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                         AS OF           AS OF           AS OF
                                        12/31/95        9/11/95         12/31/94
--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN FUND
CLASS A                                 $21.49          $19.45          $15.11

KEMPER-DREMAN HIGH RETURN FUND
CLASS B                                 $21.47          $19.45            N/A

KEMPER-DREMAN HIGH RETURN FUND
CLASS C                                 $21.48          $19.45            N/A

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN FUND LIPPER RANKINGS
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER EQUITY INCOME FUNDS CATEGORY*

                           CLASS A
--------------------------------------------------------------------------------
1-YEAR                     #1 OF 130 FUNDS
3-YEAR                     #6 OF 70 FUNDS
5-YEAR                     #1 OF 56 FUNDS
--------------------------------------------------------------------------------

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE FISCAL YEAR, KEMPER-DREMAN HIGH RETURN FUND PAID THE FOLLOWING
DIVIDENDS:

                        CLASS A         CLASS B          CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND:        $0.24           $0.642           $0.0669
LONG-TERM
CAPITAL GAIN:           $0.40           $0.40            $0.40
--------------------------------------------------------------------------------




About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager on what might be expected in the coming months.

     Specifically, your report now includes:

        -Terms you need to know related to your fund

        -A look at your fund's sector weightings and how they have changed

        -A comparison of your fund and its benchmark sector weightings

        -Your fund's largest individual holdings

        If you have any comments about the revised format, please write to:

        Kemper Funds
        Shareholder Communications
        120 South LaSalle Street
        Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $70 BILLION IN ASSETS, INCLUDING $43 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

        Last year -- a year in which both the equity and the fixed-income markets produced strong above-average returns -- will be a difficult year to follow. However, based on what we see a few months into the new year, we believe 1996 also will be capable of rewarding investors. Unlike last year, however, we expect there will be more volatility from markets and a wider range of winners and losers in 1996. This is the time for careful decision-making.

        What has changed? We continue to experience low interest rates, an acceptable rate of economic growth and low inflation. Although certain government reports have been late in coming due to the federal government shutdown, there's little in the economic data that suggests cause for concern.

        Yet, this year we must begin to consider the possibility of a recession within the next 24 months. We have enjoyed one of the longest economic expansions in the 20th century. By virtue of the length of the expansion alone, it is reasonable to expect an eventual slowdown or negative growth. Moreover, a recession can be triggered by a surprise not forecastable by current available data. It could take the form of political turmoil in the Middle East, instability in Russia or even a further downturn in Japan's economic health. Any type of surprise has the potential to reverse the growth we have become accustomed to.

         Having enjoyed an almost uninterrupted climb in 1995, the markets also are vulnerable to correction. A key reason that stock prices have been rising is that there have been large cash flows directed to the market. Whenever positive liquidity is the driving force in the market -- as opposed to investors' reactions to individual companies' fundamentals -- one has to be cautious.

         Moreover, corporate earnings will not continue to grow at their earlier, breakneck paces. In 1996, we expect profit growth to be in the single-digit. Despite all, at this point early in the year, we think the stock market has the potential to return close to its historical average of about 10 percent.+ Remember, of course, that in January alone the Standard & Poor's 500 Stock Index gained 3.4 percent. Our forecast assumes added stock market volatility this year.

         Our equities forecast assumes some help from the bond market. As you know, the Federal Reserve Board has begun to ease short-term interest rates, and we expect rates to drop further. The relationship between short and long-term rates at this point in the economic cycle is an intriguing one, and one that would argue against a recession forecast. Short-term interest rates are falling. Yet, rates typically rise in an economy headed toward recession.

         As is typical after a strong year in the domestic markets, many investors will be looking overseas for superior return opportunities in 1996. This move makes good sense to us, as well. Foreign economies' expansions often follow the U.S. In fact, improvement abroad could help sustain this country's expansion as it could boost the demand for exports.

        The value of the dollar, having had a roller coaster year in 1995, should settle down. Strength in foreign markets could boost those countries' currencies, which would bring an end to the current dollar rally later this year.

        As we head toward the November presidential elections, we can expect continued discussion from both political parties about balancing the federal budget and related taxation issues. Frankly, we see the candidates as waging a war in sameness -- there's really little difference between the Republican primary platform and what President Bill Clinton has committed to about a balanced budget. Economically as well as socially, the trend in government is toward conservativism.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen B. Timbers
Stephen B. Timbers

PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
February 20, 1996

+SOURCE: BASED UPON THE AVERAGE OF THE STANDARD & POOR'S 500 STOCK INDEX SINCE 1928 (TOWERS DATA SYSTEMS). THIS DATA IS HISTORICAL AND DOES NOT REFLECT FUTURE RESULTS. THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

General Economic Overview
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                 [BAR GRAPH]

                             Now (1/31/96)      6 Months ago      1 year ago      2 years ago
    10-YEAR TREASURY RATE(1)     5.65                6.49             7.47            5.97
    PRIME RATE(2)                8.50                8.75             9.00            6.00
    INFLATION RATE(3)*           2.60                2.90             2.87            2.52
    THE U.S. DOLLAR(4)          -0.57               -4.11            -5.54           -0.07
    CAPITAL GOODS ORDERS(5)*    11.63                7.10            23.00           15.48
    INDUSTRIAL PRODUCTION(6)     0.07                3.17             5.41            4.21
    EMPLOYMENT GROWTH(7)         1.18                2.03             3.15            2.49


*  Data as of December 31, 1995

1 Falling interest rates in recent years have been a big plus for financial assets.


2  The interest rate that commercial lenders charge their best borrowers.


3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.


4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.


5  These influence corporate profits and equity performance,.


6  An influence on corporate profits and equity performance.


7  An influence on family income and retail sales.


SOURCE: ECONOMIC DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

Performance Update

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN AND CHIEF INVESTMENT OFFICER OF DREMAN VALUE ADVISORS, INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN HIGH RETURN FUND. HE HAS MORE THAN 30 YEARS' EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG, MANITOBA, CANADA.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

INVESTING IS A COMPETITIVE WORLD, WITH THRONGS OF PROFESSIONAL INVESTORS SEARCHING FOR OPPORTUNITIES THAT OTHERS MIGHT NOT YET RECOGNIZE. BELOW PORTFOLIO MANAGER DAVID DREMAN DESCRIBES HOW HIS SUCCESS IN ACCUMULATING UNDERAPPRECIATED STOCKS RESULTED IN AN EXCEPTIONAL YEAR FOR KEMPER-DREMAN HIGH RETURN FUND.

Q. DAVID, KEMPER-DREMAN HIGH RETURN FUND FINISHED THE YEAR #1 IN ITS PEER GROUP OF EQUITY INCOME FUNDS RANKED BY LIPPER ANALYTICAL SERVICES, INC. [KEMPER-DREMAN HIGH RETURN FUND RANKED #1 OF 130 FUNDS IN ITS EQUITY INCOME FUND PEER GROUP FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 1995, #6 OF 70 FUNDS FOR THE THREE-YEAR PERIOD AND #1 OUT OF 56 FUNDS FOR THE FIVE-YEAR PERIOD.*] AND ITS RETURN WAS THE SECOND-BEST RETURN IN THE FUND'S HISTORY.**

    WHAT HAPPENED IN 1995?

A. It was a very surprising market. We really hadn't expected the Standard & Poor's 500 Stock Index*** to climb as high as it did. [The Standard & Poor's 500 Stock Index gain of 34.1 percent was its best performance since 1958, according to BARRON'S.] We did like the market's prospects at the beginning of the year, but interest rates fell more than we had expected. That was good for us because the fund was positioned for neutral to slightly lower rates, and the steeper decline just enhanced our position.
        The year before, 1994, was lackluster -- the majority of mutual funds were up or down 1 or 2 percent and there just wasn't much performance to talk about. But, 1994 was a good year for us. What we purchased in 1994 was what positioned us for the performance we experienced in 1995.

Q.      WHERE, SPECIFICALLY, DID THE FUND'S OUTPERFORMANCE COME FROM?

A. We were concentrated in financial stocks (including money center and regional banks and financial services firms) and health care services (including pharmaceuticals and health maintenance organizations). Why were we the #1 fund? We owned some of the best stocks in two or three of the top-performing sectors of the S&P 500 -- specifically, financials and health care.

*LIPPER RANKINGS ARE BASED UPON CHANGES IN CLASS A SHARE NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE. RETURNS AND NET ASSET VALUE FLUCTUATE. SHARES ARE REDEEMABLE AT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN THE ORIGINAL COST.

**CLASS A SHARES PRODUCED AN UNADJUSTED RETURN OF 46.86 PERCENT IN 1995, THE SECOND HIGHEST RETURN OF THE SEVEN FULL YEARS THAT THE FUND HAS BEEN IN EXISTENCE. ITS HIGHEST RETURN (47.57 PERCENT UNADJUSTED FOR A SALES CHARGE) WAS GENERATED IN 1991.

***THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 STOCKS WHOSE PERFORMANCE IS GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. STOCK MARKET.

Performance Update

     The financial sector, representing more than 40 percent of our portfolio, is a sector we've liked for quite some time. It's outperformed the S&P 500 four out of the last five years and, in 1995, it was the S&P 500's #1 sector in performance. Financials tend to do well in a declining interest rate environment.

     In general, financial stocks offer dividend yields that range between 40 and 50 percent higher than the average yield of the S&P 500. Banks have the best capital structures they have had in years, since they've moved away from the third-world or real estate loans that gave them trouble in the late 1980s and early 1990s. They produce highly predictable earnings and, when you consider their consolidation and acquisition powers, they have excellent prospects. The financial sector's price/earnings multiples continue to be attractive. Financials have really been a value manager's delight. (SEE TERMS TO KNOW ON PAGE 8 FOR AN EXPLANATION OF THE VALUE STYLE OF INVESTING.)

Q.      WHICH FINANCIAL STOCKS ESPECIALLY CONTRIBUTED?

A. Midlantic Bank, Travelers Group and the Federal National Mortgage Association were our top performers. We also benefited when two of our banks -- Midlantic and First Fidelity -- were acquired.

Q.      AND WHY DO YOU LIKE HEALTH CARE SERVICES?

A. Health care was another top-performing sector in 1995. Pharmaceuticals, and for our fund Merck and Eli Lilly in particular, had a strong year. In 1995, they recovered from being overdiscounted during the 1994 health care reform debate led by Hillary Clinton. Again, the dividend yields of these stocks -- averaging 2.84 percent versus the S&P 500 average dividend yield of 2.31 percent -- add to their appeal.

Q.      WHAT ROLE DID THE TECHNOLOGY STOCK RALLY PLAY IN THE FUND'S 1995
PERFORMANCE?

A. Well, that's where we differ from many funds reporting excellent years. Our technology holdings -- which represented 8.5 percent of the portfolio at its highest in July -- contributed early in 1995. However, we eliminated all technology stocks by the end of August. Our early departure from technology enabled us to move more money into even better performing industry sectors. For example, as we were selling our technology stocks, we were able to increase our holdings of Humana and U.S. Healthcare, which are two health care stocks that had been beaten up in the market.

Q. OF COURSE, THE RALLY IN TECHNOLOGY STOCKS CONTINUED INTO THE FALL. ARE YOU SAYING THAT YOU DIDN'T MISS OUT ON ANY GAINS?

A. We're not market timers but, as it happened, we did sell close to the highs of the technology companies that we owned.

        We sold technology stocks that I really liked. My big fear was that there were a lot of frothy (unjustifiably high-priced) stocks on the periphery. Many of us have seen this kind of boom/bust cycle before. When hot, small cap issues go down, they take other stocks with them. Investors don't get out of just the frothy stocks, they get out of the sector completely.

        Hewlett-Packard, which we sold, is still an excellent company. We bought our first shares of Compaq in 1993 when it was at $17, and it was trading at $48 at the end of 1995. We liked both stocks when they offered strong earnings at reasonably attractive prices, but we sold them as their prices increased.

Q.      WAS THERE ANYTHING THAT DIDN'T GO AS YOU HAD HOPED IN 1995?

A. Of course, our retail position -- 6.67 percent at its highest during the year -- hurt us. I know nothing about women's apparel, I found out.

Q.      WHAT HAD YOU MISSED?

A. Apparel sales should be constant over time. We bought some retailers -- Dillard and Burlington Coat -- at a time when we should have been able to expect them to improve, based on historical patterns. Now we know that there has been a major transition in the retail industry. The real estate boom of the 1980s opened up too many stores, and it encouraged specialty retailers with limited prospects.

        The scene right now is very murky and many of these specialty retailers are reorganizing. We're holding on to the stocks of the companies that we believe will be survivors: Dayton-Hudson, May Department Stores and the TJX Companies. We even added to our retail position at the end of the year.

Performance Update

A. LET'S MOVE AWAY FROM THE MARKET FOR A MOMENT, AND TALK ABOUT A CHANGE TO THE FUND ITSELF. IN SEPTEMBER 1995, SUBSTANTIALLY ALL OF THE ASSETS OF DREMAN VALUE MANAGEMENT, L.P. WERE ACQUIRED BY A SUBSIDIARY OF KEMPER FINANCIAL SERVICES, INC. WHAT EFFECT DID THE ACQUISITION HAVE?

A. A condition of the acquisition was that the value-style funds will continue to run independently, and from our offices in Jersey City, N.J. However, the acquisition has produced many benefits that, in turn, benefit shareholders. The distribution of the fund by a sales force immediately resulted in significant cash flow. The fund more than doubled in size from August to the end of December. A larger fund provides several operating and trading efficiencies. We also look forward to additional investment research support.

Q.      WHAT ARE YOU EXPECTING IN 1996?  WHAT ARE YOUR PLANS?

A. We don't expect another 1995. We'll be doing well if the S&P 500 is up 5 to 10 percent for the year. That's a reasonable goal.

        But we're not nervous about the market. The S&P 500 at December 31, 1995, was selling at 17.5 times earnings, which is in line with the post-World War II market average. We expect to remain fully invested.

        I expect that we'll continue to like the financial sector. Even after their strong 1995 performance, banks as an industry were still selling at some of the lowest price/earnings multiples at the end of the year. As sharply as they moved up in 1995, I still think there may be more to come.

        As a group, pharmaceuticals are approaching a price/earnings point where we'll probably pare back in favor of other health care stocks.

        In general, our strategy will be to remain alert. We'll be looking for the opportunity to establish a position in a first-rate industry or company that's getting clobbered for reasons that have nothing to do with its long-term fundamentals. These are the companies that we buy at relatively low prices with the expectation that stock market sentiment will turn in their favor.

Q.      AND WHAT ARE THE RISKS TO YOUR PLANS?

A. There is always a risk of a major correction at some point. For the fund, in particular, the most significant risk is that interest rates will soar sharply and our financial stocks will have a rough time under these conditions. But we don't expect inflation to re-ignite. We expect a reasonably healthy year. Basically, full speed ahead.

Back From Bankruptcy

COLUMBIA GAS

Kemper-Dreman High Return Fund's outperformance in 1995 is related to its higher concentration in the top-performing industry sectors of the year. Its performance advantage also relates to what the fund avoided. For example, early in the year, Kemper-Dreman High Return Fund had an approximate 4.6 percent exposure to energy while its benchmark, the Standard & Poor's 500 Stock Index, had a 9 percent weighting.

            That said, Columbia Gas is a gas distribution company that David Dreman cites as a classic example of what a value style manager hopes for. The fund began buying shares of Columbia Gas in 1992. Dreman said he recognized the same conditions that were in place when Texaco went into Chapter 11. Although it was "asset-rich," Columbia Gas could not operate without a reorganization of subsidiaries' outstanding liabilities. Shares of the company were selling at $18 when even a worst-case scenario gave the company a value of more than twice that price. At $437 7/8 and 8.8 times earnings, Columbia Gas still represented excellent value at the end of 1995, according to Dreman.

Performance Update

AVERAGE ANNUAL TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1995 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)


                                                         LIFE OF
                                        1-YEAR   5-YEAR   CLASS

KEMPER-DREMAN HIGH RETURN FUND CLASS A   38.43%  21.49%  16.25%   (Since 3/18/88)
KEMPER-DREMAN HIGH RETURN FUND CLASS B     N/A     N/A    8.88%   (Since 9/11/95)
KEMPER-DREMAN HIGH RETURN FUND CLASS C     N/A     N/A   12.94%   (Since 9/11/95)


GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER-DREMAN
HIGH RETURN FUND FROM 3/18/88 THROUGH 12/31/95

                                 [LINE GRAPH]

                                             3/18/88 12/31/90 12/31/93 12/31/95
-------------------------------------------------------------------------------
KEMPER-DREMAN HIGH RETURN FUND CLASS A(1)    10,000  11,510   22,223   32,315
STANDARD & POOR'S 500 STOCK INDEX+           10,000  14,175   21,875   30,474

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return, and for B and C Shares, total return measure net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 5.75% and for Class B Shares adjustment for the maximum contingent deferred sales charge of 4%. There is no sales charge for Class C Shares. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

1 Performance shown is for Class A Shares and includes reinvestment of dividends and adjustment for the maximum sales charge of 5.75%. In comparing Kemper-Dreman High Return Fund to the Standard & Poor's 500 Stock Index,+ you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

+ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.


Terms to Know

PRICE/EARNINGS MULTIPLE A company's stock price divided by its earnings for the past four quarters.

RALLY A sharp, short-lived rise in values after a period of either little movement or falling values.

TOTAL RETURN A fund's total return measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return calculations assume that dividends are reinvested. Total return represents the aggregate percentage or dollar value change over the period.

VALUE STYLE OF INVESTING Investors following this investment style seek to find value among promising stocks that are currently out of favor -- or, in other words, are trading at prices lower than their earnings would suggest. A value stock is a stock of a company that is out of favor with investors because the market underestimates its value or overlooks its potential. Stocks become undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general. Or they can become undervalued as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. David Dreman, portfolio manager of Kemper-Dreman High Return Fund, is a pioneer of this investment philosophy.

Industry Sectors

A YEAR-TO-YEAR COMPARISON

DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON DECEMBER 31, 1995, AND ON
DECEMBER 31, 1994.

                                 [BAR CHART]



                              KEMPER-DREMAN              DREMAN
                               HIGH RETURN             HIGH RETURN
                                FUND ON                  FUND ON
                                12/31/95                12/31/94
                              -------------            -----------
FINANCE                         45.5%                   38.5%
CONSUMER NONDURABLES            19.6%                   17.4%
HEALTH CARE                     16.7%                   16.1%
ENERGY                           8.5%                    4.6%
OTHER                            3.5%                    5.5%
CONSUMER DURABLES                3.3%                    5.1%
BASIC INDUSTRIES                 2.9%                    3.8%
TECHNOLOGY                         0%                    8.7%
TRANSPORTATION                     0%                    0.3%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX

DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER-DREMAN HIGH RETURN FUND REPRESENTED ON
DECEMBER 31, 1995, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.

                                 [BAR CHART]

                              KEMPER-DREMAN
                               HIGH RETURN              S&P 500
                                FUND ON              STOCK INDEX ON
                                12/31/95                12/31/95
                              -------------            -----------
FINANCE                         45.5%                   12.8%
CONSUMER NONDURABLES            19.6%                   22.8%
HEALTH CARE                     16.7%                   10.5%
ENERGY                           8.5%                    9.4%
OTHER                            3.5%                    0.6%
CONSUMER DURABLES                3.3%                    3.0%
BASIC INDUSTRIES                 2.9%                    6.4%
UTILITIES                          0%                   11.7%
TECHNOLOGY                         0%                   10.7%
CAPITAL GOODS                      0%                   10.6%
TRANSPORTATION                     0%                    1.5%

Individual Holdings

THE FUND'S 10 LARGEST HOLDINGS
REPRESENTING 31.7% OF THE FUND'S TOTAL NET ASSETS ON DECEMBER 31, 1995

------------------------------------------------------------------------------------
Holdings                                                                  Percent
------------------------------------------------------------------------------------
1.   Federal National      Provides financial products and services that   5.0%
     Mortgage Association  increase the availability and affordability of housing for low, moderate and middle-income
                           Americans.

2.   Federal Home Loan     Provides for the transfer of capital between    4.8%
     Mortgage Corp.        mortgage lenders and mortgage security
                           investors, enabling mortgage lenders to
                           provide a continuous flow of funds to borrowers.

3.   Columbia Gas System   Engaged in transmitting, distributing,          4.0%
                           producing, purchasing and storing natural gas
                           and producing oil.

4.   PNC Bank Corp.        Operates community banking offices across       2.9%
                           Pennsylvania, Delaware, Ohio, Kentucky and
                           Indiana and mortgage origination offices in
                           32 States.

5.   Bankers Trust         Engaged in commercial banking, money and        2.7%
     New York Corp.        securities market operations, corporate
                           financial services and investment
                           banking, fiduciary and trust services and
                           other bank related services.

6.   General Electric Co.  Operates in major businesses including power    2.7%
                           generators, appliances, lighting, plastics,
                           medical systems, aircraft engines, financial
                           services and broadcasting.

7.   Ford Motor Co.        Manufactures, assembles and sells cars, trucks  2.6%
                           and related parts and accessories, and is one
                           of the largest providers of financial services
                           in the U.S.

8.   Philip Morris         Produces branded food through its Kraft and     2.4%
     Companies             General Foods subsidiaries. It is also the
                           country's second largest brewer.

9.   Fruit of the Loom     Manufactures activewear and casualwear          2.3%
                           products, men's and boys' underwear, family
                           socks, women's and girls' underwear, infant
                           and toddler wear, and screen print shirts
                           under the "Fruit of the Loom," BVD, Munsingwear
                           and Screen Stars brand names.

10.  Humana, Inc.          Provides managed care health plan services to   2.3%
                           more than 2.3 million members through the
                           operation of health maintenance organizations
                           and preferred provider organizations.


PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN HIGH RETURN FUND
PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1995
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS

APPAREL--5.7%                        (a)Fruit of the Loom                                        94,300    $ 2,299
                                        Liz Claiborne                                            47,400      1,315
                                        V.F. Corp.                                               37,000      1,952
                                        ==========================================================================
                                                                                                             5,566
                                        --------------------------------------------------------------------------
AUTOMOTIVE--2.6%                        Ford Motor Co.                                           88,000      2,552
                                        --------------------------------------------------------------------------
BANKS--15.5%                            BankAmerica Corp.                                        29,232      1,893
                                        Bankers Trust New York Corp.                             39,800      2,647
                                        Barnett Banks                                            15,350        906
                                        First Chicago NBD Corp.                                  49,232      1,945
                                        First Fidelity Bancorp                                   15,300      1,153
                                        First Union Corp.                                        19,600      1,090
                                        KeyCorp                                                  32,900      1,193
                                        NationsBank                                              22,440      1,562
                                        PNC Bank Corp.                                           88,600      2,857
                                        ==========================================================================
                                                                                                            15,246
                                        --------------------------------------------------------------------------
CONSUMER PRODUCTS AND                   Philip Morris Companies                                  25,800      2,335
SERVICES--3.7%                          UST, Inc.                                                39,100      1,305
                                        ==========================================================================
                                                                                                             3,640
                                        --------------------------------------------------------------------------
DRUGS AND                               Baxter International                                     12,600        528
HEALTH CARE--13.0%                      Becton Dickinson & Co.                                   10,800        810
                                        Columbia/HCA Healthcare Corp.                             9,257        470
                                        Eli Lilly & Co.                                          34,000      1,913
                                        Glaxo Wellcome PLC, ADR                                  21,700        613
                                     (a)Humana, Inc.                                             81,200      2,223
                                        Merck & Co., Inc.                                        16,100      1,058
                                        Pharmacia & Upjohn Inc.                                  36,960      1,432
                                     (a)Tenet Healthcare Corporation                             71,600      1,486
                                        U.S. Healthcare                                          47,600      2,213
                                        ==========================================================================
                                                                                                            12,746
                                        --------------------------------------------------------------------------
ELECTRICAL
EQUIPMENT--2.7%                         General Electric Co.                                     36,500      2,628
                                        --------------------------------------------------------------------------
ENERGY--6.6%                            AMOCO Corp.                                              16,800      1,207
                                        Atlantic Richfield Co.                                   12,300      1,362
                                     (a)Columbia Gas System                                      89,400      3,922
                                        ==========================================================================
                                                                                                             6,491
                                        --------------------------------------------------------------------------
FINANCIAL SERVICES--19.8%               H.F. Ahmanson & Co.                                      33,200        880
                                        American General Corp.                                   45,100      1,573
                                        American International Group, Inc.                       18,300      1,693
                                        Capital One Financial Corp.                              10,200        244
                                        Federal Home Loan Mortgage Corp.                         55,900      4,668
                                        Federal National Mortgage Association                    39,400      4,890
                                        Fleet Financial Group, Inc.                               7,300        297
                                        Great Western Financial Corp.                            48,900      1,247
                                        Hanson PLC, ADR                                          33,700        514
                                        J.P. Morgan & Company                                     6,400        514
                                        Midlantic Corp.                                          22,700      1,490
                                        Signet Banking Corp.                                     10,200        242
                                        Transport Holdings, Inc.                                     26          1
                                        Travelers Group                                           5,327        335
                                        Wells Fargo & Co.                                         3,800        821
                                        ==========================================================================
                                                                                                            19,409
                                        --------------------------------------------------------------------------

Portfolio of Investments

(Dollars in thousands)
-----------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF SHARES  VALUE
-----------------------------------------------------------------------------------------------------------
PAPER AND FOREST
PRODUCTS--2.2%
                                 Louisiana-Pacific Corp.                                  90,400    $ 2,192
-----------------------------------------------------------------------------------------------------------
RETAILING--5.8%
                                 (a)Burlington Coat Factory                               63,000        646
                                 Dayton Hudson Corp.                                      22,300      1,672
                                 Dillard Department Stores                                49,100      1,399
                                 May Department Stores Co.                                 7,300        308
                                 TJX Companies, Inc.                                      90,000      1,699
                                 ==========================================================================
                                                                                                      5,724
                                 --------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS--77.6%
                                 (Cost: $56,241)                                                     76,194
                                 ==========================================================================

                                                                                   NUMBER OF SHARES  VALUE
-----------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--.8%
                                 Yield--4.44% to 5.68%
                                 Due--February and March 1996
                                 (Cost: $793)                                             $  800        793
                                 ==========================================================================
                                 TOTAL INVESTMENTS--78.4%
                                 (Cost: $57,034)                                                     76,987
                                 ==========================================================================
                                 CASH AND OTHER ASSETS, LESS LIABILITIES--21.6%                      21,209
                                 ==========================================================================
                                 NET ASSETS--100%                                                   $98,196
                                 ==========================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

    Based on the cost of investments of $57,034,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $20,467,000, the aggregate gross unrealized depreciation was $514,000 and the net unrealized appreciation on investments was $19,953,000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER-DREMAN HIGH RETURN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman High Return Fund as of December 31, 1995 and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1994 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on that financial statement and financial highlights.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman High Return Fund at December 31, 1995 and the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 16, 1996

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
(in thousands)

-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $57,034)                                                                                 $76,987
Cash                                                                                             20,391
Receivable for:
  Fund shares sold                                                                                2,132
  Investments sold                                                                                   19
  Dividends                                                                                         149
    TOTAL ASSETS                                                                                 99,678
=======================================================================================================

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                                            1,302
  Management fee                                                                                     30
  Distribution services fee                                                                           9
  Administrative services fee                                                                         7
  Custodian and transfer agent fees and related expenses                                             10
  Other                                                                                             124
    Total liabilities                                                                             1,482
NET ASSETS                                                                                      $98,196
=======================================================================================================

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                 $78,222
Accumulated net realized loss on investments                                                        (73)
Net unrealized appreciation on investments                                                       19,953
Undistributed net investment income                                                                  94
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                     $98,196
=======================================================================================================

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($76,152,000 / 3,543,000 shares outstanding)                                                   $21.49
=======================================================================================================
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                                    $22.80
=======================================================================================================
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($16,667,000 / 777,000 shares outstanding)                                                     $21.47
=======================================================================================================
CLASS C SHARES
  Net asset value and redemption price per share
  ($1,948,000 / 91,000 shares outstanding)                                                       $21.48
=======================================================================================================
CLASS I SHARES
  Net asset value and redemption price per share
  ($3,429,000 / 159,000 shares outstanding)                                                      $21.51
=======================================================================================================

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
Year ended December 31, 1995
(IN THOUSANDS)

---------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
  Dividends                                                                                 $ 1,338
  Interest                                                                                       43
    Total investment income                                                                   1,381
Expenses:
  Management fee                                                                                441
  Distribution services fee                                                                      16
  Administrative services fee                                                                    25
  Custodian and transfer agent fees and related expenses                                        161
  Professional fees                                                                              30
  Reports to shareholders                                                                        53
  Registration fees                                                                              25
  Directors' fees and other                                                                      40
    Total expenses before expense waiver                                                        791
Less expenses waived by investment manager                                                      140
    Total expenses after waiver                                                                 651
NET INVESTMENT INCOME                                                                           730
===================================================================================================

---------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments                                                   1,967
  Net realized loss from futures transactions                                                   (28)
    Net realized gain                                                                         1,939
  Change in net unrealized appreciation on investments                                       16,825
Net gain on investments                                                                      18,764
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $19,494
===================================================================================================

---------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)
---------------------------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                                                        1995                    1994
-----------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------
  Net investment income                                                $   730                    506
  Net realized gain (loss)                                               1,939                   (362)
  Change in net unrealized appreciation                                 16,825                   (833)
Net increase (decrease) in net assets resulting from operations         19,494                   (689)
  Distribution from net investment income                                 (643)                  (500)
  Distribution from net realized gain                                   (1,637)                    --
Total dividends to shareholders                                         (2,280)                  (500)
Net increase from capital share transactions                            45,977                  7,781
TOTAL INCREASE IN NET ASSETS                                            63,191                  6,592
=====================================================================================================

-----------------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------------
Beginning of year                                                       35,005                 28,413
END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
$94 AND $7, RESPECTIVELY)                                              $98,196                 35,005
=====================================================================================================

See accompanying Notes to Financial Statements.

Notes to Financial Statements

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper-Dreman High Return Fund (the Fund) is a
                             separate series of Kemper-Dreman Fund, Inc. (KDF), an open-end management investment company organized as a corporation in the state of Maryland. Prior to September 11, 1995, KDF was known as Dreman Mutual Group, Inc.

                             On September 11, 1995, the Fund began offering four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares, which are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share

Notes to Financial Statements

                             is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. On August 24, 1995, KDF
                             entered into a management agreement with Dreman
                             Value Advisors, Inc. (DVA), a wholly owned subsidiary of Kemper Financial Services, Inc. The
                             Fund currently pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $173,000 to DVA for the period from August 24, 1995 to December 31,
                             1995.

                             Prior to August 24, 1995, KDF had entered into an investment management agreement with Dreman Value Management, L.P. (DVM), the Fund's former investment manager. The Fund paid a management fee at an annual rate of 1% of the first $1 billion of average net assets declining to .75% of average net assets in excess of $1 billion to DVM. The Fund incurred a management fee of $268,000 to DVM for the period from January 1, 1995 to August 23, 1995.

                             DVA has agreed to waive its management fee and absorb operating expenses to the extent necessary to limit the Fund's operating expenses to the following percentages of average daily net assets until September 11, 1996: Class A, 1.25%, Class B, 2.00% and Class C, 1.95%. Under this arrangement, DVA waived expenses of $109,000 for the period from August 24, 1995 to December 31, 1995. In addition, DVM had agreed to reimburse the Fund for certain operating expenses, which amounted to $31,000 from January 1, 1995 to August 23, 1995.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. Effective September 11, 1995, KDF entered into an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI), an affiliate of DVA. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                COMMISSIONS
                                                                                               ALLOWED BY KDI
                                                                       COMMISSIONS     ------------------------------
                                                                     RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                                     ---------------   -------------   --------------
                                    For the period from September
                                      11, 1995 to December 31, 1995         --           $ 427,000         52,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C

Notes to Financial Statements

                             shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of Class B shares are as follows:

                                                                                                COMMISSIONS AND
                                                                                               DISTRIBUTION FEES
                                                                     DISTRIBUTION FEES            PAID BY KDI
                                                                     AND CDSC RECEIVED   ------------------------------
                                                                          BY KDI         TO ALL FIRMS    TO AFFILIATES
                                                                     -----------------   -------------   --------------
                                    For the period from September
                                      11, 1995 to December 31, 1995       $17,000           456,000          57,000

                             ADMINISTRATIVE SERVICES AGREEMENT. Effective
                             September 11, 1995, KDF entered into an
                             administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                                              ASF PAID BY KDI
                                                                       ASF PAID BY      ----------------------------
                                                                     THE FUND TO KDI    TO ALL FIRMS   TO AFFILIATES
                                                                     ----------------   ------------   -------------
                                    For the period from September
                                      11, 1995 to December 31, 1995       $ 25,000          41,000          4,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement effective September 11, 1995 with KDF's transfer agent, Kemper Service Company
                             (KSvC), an affiliate of DVA, is the shareholder service agent of the Fund. For the period from September 11, 1995 to December 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $25,000 with respect to the Fund.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of DVA. During the year ended December 31, 1995, the Fund made no payments to its officers and incurred directors' fees of $13,000 to independent directors.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended December 31, 1995, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $33,438

                             Proceeds from sales                          10,487

Notes to Financial Statements

5    CAPITAL SHARE           The following table summarizes the activity in
     TRANSACTIONS            capital shares of the Fund (in thousands):


                                                                     YEAR ENDED DECEMBER 31,
                                                              1995                            1994
                                                      ---------------------           --------------------
                                                      SHARES        AMOUNT            SHARES        AMOUNT
                             -----------------------------------------------------------------------------
                             SHARES SOLD
                             -----------------------------------------------------------------------------
                             Class A                  1,797       $ 35,340             747        $ 11,990
                             Class B                    772         15,914              --              --
                             Class C                     93          1,919              --              --
                             Class I                    161          3,376              --              --
                             -----------------------------------------------------------------------------
                             SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             -----------------------------------------------------------------------------
                             Class A                     89          1,788              29             450
                             Class B                     12            246              --              --
                             Class C                      1             25              --              --
                             Class I                      3             64              --              --
                             -----------------------------------------------------------------------------
                             SHARES REDEEMED
                             -----------------------------------------------------------------------------
                             Class A                   (659)       (12,361)           (293)        (4,659)
                             Class B                     (7)          (167)             --              --
                             Class C                     (3)           (64)             --              --
                             Class I                     (5)          (103)             --              --
                             =============================================================================
                             NET INCREASE FROM CAPITAL
                             SHARE TRANSACTIONS                   $ 45,977                        $  7,781
                             =============================================================================

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts to take advantage of anticipated market conditions and bears the risk that arises from owning these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market value of the futures contract changes. At December 31, 1995, the market value of investments pledged by the Fund to cover margin requirements for open futures positions was $695,000 for the following financial futures contracts owned by the Fund.

                                                            CONTRACT                EXPIRATION    LOSS AT
                             TYPE                            AMOUNT      POSITION     MONTH       12/31/95
                             ----------------------------  -----------   --------   ----------   ----------
                             S&P 500 Index                 $20,409,000     Long      March '96    $ 123,000

Financial Highlights

                                                     ---------------------------------------------
                                                                         CLASS A
                                                     ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                     1995      1994      1993      1992      1991
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $15.11     15.50     14.62     12.53      8.85
Income from investment operations:
  Net investment income                                .26       .25       .21       .24       .31
  Net realized and unrealized gain (loss)             6.76      (.39)     1.13      2.21      3.87
Total from investment operations                      7.02      (.14)     1.34      2.45      4.18
Less dividends:
  Distribution from net investment income              .24       .25       .21       .24       .30
  Distribution from net realized gain                  .40        --       .25       .12       .20
Total dividends                                        .64       .25       .46       .36       .50
Net asset value, end of year                        $21.49     15.11     15.50     14.62     12.53
==================================================================================================
TOTAL RETURN                                         46.86%     (.99)     9.22     19.80     47.57
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
==================================================================================================
Expenses absorbed by the Fund                         1.25%     1.25      1.25      1.25      1.25
Net investment income                                 1.55%     1.58      1.47      1.88      2.52
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------------
Expenses                                              1.57%     1.39      1.56      1.70      2.31
Net investment income                                 1.23%     1.44      1.16      1.43      1.46

Financial Highlights

                                                         ---------------------------------------------------------
                                                             CLASS B              CLASS C                CLASS I
                                                         ---------------------------------------------------------
                                                          SEPT. 11, 1995       SEPT. 11, 1995       NOV. 1, 1995
                                                         TO DEC. 31, 1995     TO DEC. 31, 1995    TO DEC. 31, 1995
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $19.45                19.45                19.90
Income from investment operations:
  Net investment income                                               .07                  .09                  .04
  Net realized and unrealized gain                                   2.41                 2.41                 2.03
Total from investment operations                                     2.48                 2.50                 2.07
Less dividends:
  Distribution from net investment income                             .06                  .07                  .06
  Distribution from net realized gain                                 .40                  .40                  .40
Total dividends                                                       .46                  .47                  .46
Net asset value, end of period                                     $21.47                21.48                21.51
===================================================================================================================
TOTAL RETURN (NOT ANNUALIZED)                                       12.88%               12.94                10.47
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
===================================================================================================================
Expenses absorbed by the Fund                                        2.00%                1.95                  .47
Net investment income                                                 .61%                 .66                 1.99
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------
Expenses                                                             2.35%                2.30                  .85
Net investment income                                                 .26%                 .31                 1.61
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                    1995       1994       1993       1992      1991
Net assets at end of year (in thousands)         $98,196     35,005     28,413     14,425     7,238
Portfolio turnover rate                               18%        12         14         13        37

Note: Total return does not reflect the effect of any sales charges. The investment manager agreed to waive its management fee and absorb operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

Shareholder's Meeting

SPECIAL SHAREHOLDERS' MEETING

On August 1, 1995 the results of the proxy solicitation were announced at a joint special shareholders meeting. Fund shareholders were asked to vote on four separate issues: election of eight Directors to the Board of Directors, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Advisors, Inc. (now Dreman Value Advisors, Inc. "DVA") and approval of a new investment management agreement with DVA in the event that Zurich Insurance Group purchases a controlling interest in the parent of DVA. The Dreman Funds voted together on items one and two which is why the number of votes is higher for these items. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1)  Election of Directors

                          For         Withheld
James E. Akins            2,852,142    85,676
Fred B. Renwick           2,852,812    85,606
Arthur G. Gottschalk      2,838,008    99,810
Frederick T. Kelsey       2,840,264    97,554
Stephen B. Timbers        2,839,959    97,859
John G. Weithers          2,839,028    98,790
David B. Mathis           2,839,787    98,031
John B. Tingleff          2,840,150    97,668

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

    For           Against      Abstain
    2,824,579     95,902       17,337

3)  Approval of new investment management agreement

    For           Against      Abstain
    1,394,649     137,540      18,243

4)  Approval of new management agreement in the event of Zurich merger

    For           Against      Abstain
    1,393,750     137,139      19,543

                                     NOTES

Directors and Officers

DIRECTORS

STEPHEN B. TIMBERS
President and Director

JAMES E. AKINS
Director

ARTHUR R. GOTTSCHALK
Director

FREDERICK T. KELSEY
Director

FRED B. RENWICK
Director

JOHN B. TINGLEFF
Director

JOHN G. WEITHERS
Director

OFFICERS

MICHAEL A. BERRY
Vice President

DAVID N. DREMAN
Vice President

JAMES P. HOLMES
Vice President

JOHN E. NEAL
Vice President

JAMES R. NEEL
Vice President

JOHN E. PETERS
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL
                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                           222 North LaSalle Street
                           Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT
                           KEMPER SERVICE COMPANY
                           P.O. Box 419557
                           Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT
                           INVESTORS FIDUCIARY TRUST COMPANY
                           127 West 10th Street
                           Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS
                           ERNST & YOUNG LLP
                           233 South Wacker Drive
                           Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER
                           DREMAN VALUE ADVISORS, INC.
                           10 Exchange Place
                           20th Floor
                           Jersey City, NJ 07302

PRINCIPAL UNDERWRITER
                           KEMPER DISTRIBUTORS, INC.
                           120 South LaSalle Street
                           Chicago, IL 60603

               [RECYCLED LOGO]
               Printed on recycled paper.

               This report is not to be distributed
               unless preceded or accompanied by a
               Kemper-Dreman Fund, Inc. prospectus.

               KDHRF - 2 (2/96)                            [KEMPER LOGO]

                                                                 1009510
                                                   Printed in the U.S.A.